UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-7502
Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31
Date of reporting period:	11/30/2006

FORM N-CSR

Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
23	Notes to Financial Statements
31	Proxy Results
32	Information About the Review and Approval
of the Fund’s Management Agreement
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Emerging Markets Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier Emerging Markets Fund, covering the six-month period from June 1, 2006, through November 30, 2006.

Although reports of declining housing prices in the United States recently have raised some economic concerns among both U.S. and international investors, we believe that neither a domestic recession nor a major shortfall in global growth is likely. Stimulative monetary policies among many central banks over the last several years have left a legacy of ample financial liquidity worldwide, which should continue to support global economic growth. Indeed, most nations’ monetary policies have so far tightened only from stimulative to neutral, leaving room for further expansion.

The long rally in international equity markets, including the emerging markets, seems to support the view that global economic conditions remain sound. However, we have begun to see evidence that investors anticipating a slower-growth economy have turned toward companies with the ability to sustain profitability in a variety of economic envi-ronments.This pattern is consistent with previous mid-cycle slowdowns. Of course, there is no guarantee how the markets will perform, and we encourage you to discuss the implications of these and other matters with your financial advisor.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

Thomas F. Eggers Chief Executive Officer The Dreyfus Corporation December 15, 2006
2

DISCUSSION OF FUND PERFORMANCE

D. Kirk Henry, Senior Portfolio Manager

How did Dreyfus Premier Emerging Markets Fund perform relative to its benchmark?

For the six-month period ended November 30, 2006, the fund produced total returns of 15.00% for its Class A shares, 14.51% for Class B shares, 14.57% for Class C shares, 15.17% for Class R shares and 14.72% for Class T shares.1 This compares with a 17.94% total return provided by the Morgan Stanley Capital International Emerging Markets Index (MSCI EM Index), the fund’s benchmark, for the same period.2

We primarily attribute the market’s strong returns to rising global demand for the natural resources and manufactured goods produced by many developing nations.The fund’s returns fell short of the benchmark, primarily due to strong returns from MSCI EM Index components that did not meet our value-oriented investment criteria.

What is the fund’s investment approach?

The fund seeks long-term capital growth by investing at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in countries generally represented in the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented approach that emphasizes individual stock selection over economic and industry trends.We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or intermediate term.

What other factors influenced the fund’s performance?

A growing global economy, robust demand for exports, generally accommodative monetary policies among central banks and ample investment capital helped drive many emerging markets stocks higher during the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

reporting period. However, sharp declines in oil prices during the late summer and fall and lower commodities prices — including copper,plat-inum, zinc, nickel and a more significant decline in gold — resulted in shifts in market leadership. Stocks of companies that had been negatively affected by high oil and commodity prices rebounded as energy prices fell during the fall of 2006, while mining companies and energy-related businesses produced more modest returns.

We attribute the fund’s underperformance compared to its benchmark primarily to its holdings in China, India and Taiwan. In China, the fund’s limited participation in a number of IPOs in the banking industry held back its relative performance.The Chinese government forgave a significant amount of debt held by state-controlled banks during the reporting period in an effort to make them more attractive to investors. In our analysis, however, many of these banks were too richly valued to meet our investment criteria. The fund’s lack of exposure to India’s information technology and biotechnology companies also undermined returns. In addition, the fund’s sizeable overweight position in state-owned refiners BPCL and HPCL detracted from performance.These companies are forced to subsidize the Indian consumer with inexpensive fuel and cooking oil, so when oil prices are high, earnings are negatively impacted. While these stocks rebounded somewhat in the early fall when oil prices declined, it was not enough to offset earlier losses.

Other detractors from the fund’s relative performance included Taiwanese technology stocks, most notably notebook manufacturers Compal Electronics and Quanta Computer, which suffered amid a slowdown in demand for personal computers. BenQ Corporation,Taiwan’s largest cell phone manufacturer, also declined after the company purchased Siemens’s handset division and announced substantial losses.

These disappointments were offset to a significant degree by better performance from holdings in South Africa, Brazil and the Philippines. In South Africa, building and construction conglomerate Aveng fared well due to the country’s stable economic expansion and preparations to host the World Cup in 2010. In addition, paper and forest products

4

companies, including Sappi Limited, rebounded when oil and gas prices fell, thereby reducing manufacturing costs. In Brazil, positive returns were more broadly based, with stocks in the banking, retail, telecommunications and paper industries posting strong gains. The banking industry in the Philippines, which represented a relatively small area of investment for the fund and the MSCI EM Index, produced some of the emerging markets’ better returns as declining interest rates led to higher levels of lending activity.

What is the fund’s current strategy?

Although we choose investments using a bottom-up process, it is worth noting that macroeconomic conditions in the emerging markets appear to be sound. Domestic consumption remains strong in many of these regions, trading surpluses seem to be the norm rather than the exception, and most governments have expressed a commitment to some degree of economic reform.

As always, however, we have remained focused on price, diversification and quality in our search for investment ideas. Recent additions to the fund include a generic pharmaceutical firm in South Africa, an oil and gas refiner in Russia, a Taiwanese printed circuit board manufacturer and a South Korean brokerage firm. Conversely, we have sold or reduced the fund’s positions in certain banks located in India and Malaysia as they have reached our price targets.

December 15, 2006

[1]	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of gross dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets (MSCI
EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of 26 emerging market countries in Europe, Latin America and the Pacific Basin.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unadited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Emerging Markets Fund from June 1, 2006 to November 30, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2006
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000+	$ 9.97	$ 14.09	$ 13.88	$ 8.31	$ 12.11
Ending value (after expenses)	$1,150.00	$1,145.10	$1,145.70	$1,151.70	$1,147.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2006

	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000+	$ 9.35	$ 13.21	$ 13.01	$ 7.79	$ 11.36
Ending value (after expenses)	$1,015.79	$1,011.93	$1,012.13	$1,017.35	$1,013.79

† Expenses are equal to the fund’s annualized expense ratio of 1.85% for Class A, 2.62% for Class B, 2.58% for Class C, 1.54% for Class R and 2.25% for Class T; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS November 30, 2006 (Unaudited)
Common Stocks—94.6%	Shares	Value ($)

Argentina—.2%
Petrobras Energia Participaciones, ADR	219,700[a]	2,460,640
Brazil—8.5%
Banco Itau Holding Financeira, ADR	187,790	6,287,209
Brasil Telecom Participacoes, ADR	357,860	13,473,429
Braskem, ADR	192,100	2,791,213
Centrais Eletricas Brasileiras	100,262	2,382,553
Cia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	266,900	8,279,238
Cia de Saneamento Basico do Estado de Sao Paulo	25,731	3,104,826
Cia Vale do Rio Doce (CVRD), ADR	133,500	3,705,960
Empresa Brasileira de Aeronautica, ADR	202,770	8,443,343
Grendene	786,000	7,921,775
Petroleo Brasileiro, ADR	418,429	39,395,090
Tele Norte Leste Participacoes, ADR	726,740	10,850,228
Unibanco—Uniao de Bancos Brasileiros, ADR	126,810	10,737,003
Votorantim Celulose e Papel, ADR	230,600	4,588,940
		121,960,807
Chile—.5%
Masisa, ADR	126,100	1,235,780
United Breweries, ADR	221,300	6,430,978
		7,666,758
China—4.5%
China Telecom, Cl. H	34,651,800	16,036,519
Huadian Power International, Cl. H	23,039,000	8,885,189
Huaneng Power International, Cl. H	9,643,600	7,872,175
Industrial & Commercial Bank of China, Cl. H	12,214,000[a]	6,170,669
Sinotrans, Cl. H	18,625,500	6,704,213
Weiqiao Textile, Cl. H	8,005,600	9,879,772
Yanzhou Coal Mining, Cl. H	12,461,100	8,858,564
		64,407,101
Czech Republic—.8%
Komercni Banka	76,810	11,476,142
Hong Kong—4.2%
Brilliance China Automotive Holdings	21,926,000	3,748,805
CNOOC	26,241,100	23,208,779
Denway Motors	31,223,300	12,282,366
Global Bio-Chem Technology Group	14,130,700	4,614,017

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Hong Kong (continued)
Panva Gas Holdings	3,943,600[a]	2,002,497
Shanghai Industrial Holdings	4,924,500	10,483,451
Texwinca Holdings	7,151,300	4,826,431
		61,166,346
Hungary—.6%
Magyar Telekom Telecommunications	1,713,133[a]	8,358,688
India—6.8%
Andhra Bank	833,463	1,653,211
Bharat Petroleum	1,266,516	9,768,644
GAIL India	455,840	2,722,775
GAIL India, GDR	187,400[b]	6,465,300
Hindalco Industries	1,698,370	6,604,568
Hindalco Industries, GDR	1,616,000[b]	6,302,400
Hindalco Industries, GDR (Prepaid Shares)	241,990[b,c]	511,057
Hindustan Petroleum	1,554,363	9,885,248
Jet Airways India	219,082	3,310,791
Mahanagar Telephone Nigam	2,519,240	7,569,017
Mahanagar Telephone Nigam, ADR	451,521	2,677,520
Oil & Natural Gas	734,044	14,002,807
Reliance Energy	204,570	2,412,328
Reliance Industries	178,968	4,949,645
State Bank of India	248,500	7,321,278
State Bank of India, GDR	174,600[b]	12,309,300
		98,465,889
Indonesia—.9%
Gudang Garam	6,169,400	6,697,821
Indofood Sukses Makmur	7,373,700	1,126,370
Indosat	8,021,700	5,032,709
		12,856,900
Israel—2.6%
Bank Hapoalim	581,593	2,805,799
Bank Leumi Le-Israel	857,500	3,453,454
Check Point Software Technologies	311,756[a]	7,139,212
Makhteshim-Agan Industries	271,200	1,443,928
Super-Sol	395,957[a]	1,475,152
Teva Pharmaceutical Industries, ADR	659,100	21,130,746
		37,448,291

8

Common Stocks (continued)	Shares	Value ($)

Malaysia—5.0%
AMMB Holdings	6,609,000	6,137,711
Gamuda	6,044,400	8,152,756
Genting	1,110,700	8,979,540
Malayan Banking	5,277,900	16,921,957
MK Land Holdings	1,522,800	267,269
Proton Holdings	1,585,800	2,586,020
Resorts World	2,787,800	10,171,078
Sime Darby	9,860,300	18,396,082
		71,612,413
Mexico—5.6%
Cemex (Units)	2,998,044[a]	9,795,227
Coca-Cola Femsa, ADR	387,510	13,791,481
Consorcio ARA	121,900	718,933
Controladora Comercial Mexicana (Units)	6,098,700	12,148,738
Embotelladoras Arca	1,286,600	4,218,822
Grupo Aeroportuario del Sureste, ADR	181,590	8,004,487
Grupo Continental	4,396,550	8,409,621
Kimberly-Clark de Mexico, Cl. A	1,086,900	4,548,055
Organizacion Soriana, Cl. B	247,800	1,564,155
Telefonos de Mexico, ADR, Ser. L	646,540	16,874,694
		80,074,213
Philippines—1.4%
ABS-CBN Broadcasting	4,130,600[a]	1,604,724
Banco de Oro Universal Bank	805,600[a]	715,366
Banco de Oro Universal Bank, GDR	183,300[a,b]	3,255,378
Bank of the Philippine Islands	6,051,881[a]	7,572,485
Manila Electric, Cl. B	4,488,864[a]	2,944,260
SM Prime Holdings	19,504,700	3,857,640
		19,949,853
Poland—.8%
Telekomunikacja Polska	1,453,932	11,301,742
Russia—4.8%
Gazprom, ADR	551,225	25,742,208
LUKOIL, ADR	385,575	34,316,175
MMC Norilsk Nickel, ADR	22,200	3,441,000
Novolipetsk Steel, GDR	232,200[b]	5,479,920
		68,979,303

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

South Africa—6.9%
Alexander Forbes	2,561,764	5,494,889
Aspen Pharmacare	547,700	2,583,787
Aveng	374,585	1,714,246
Bidvest Group	646,828	11,533,230
Edgars Consolidated Stores	742,618	3,886,232
Nampak	4,710,921	13,824,091
Nedbank Group	1,369,161	24,010,970
Sanlam	7,127,261	17,727,771
Sappi	890,109	14,368,513
Steinhoff International Holdings	1,403,277	4,310,053
		99,453,782
South Korea—20.1%
Daelim Industrial	70,247	6,076,887
Hanwha Chemical	867,330	10,918,615
Hynix Semiconductor	127,670 [a]	4,849,097
Hyundai Department Store	97,588	8,715,089
Hyundai Mobis	99,265	9,217,312
Hyundai Motor	201,270	15,245,759
Industrial Bank of Korea	190,420	3,462,554
Kookmin Bank	241,780	18,834,594
Kookmin Bank, ADR	77,802	6,088,007
Korea Electric Power	648,705	27,046,825
Korea Electric Power, ADR	35,300	758,597
Korea Exchange Bank	212,180 [a]	3,104,850
KT, ADR	626,000	15,900,400
Kumho Tire	757,600	10,311,642
Kumho Tire, GDR	260,000 [b]	1,769,422
LG Chem	279,530	12,902,773
LG Electronics	274,648	16,459,967
LG.Philips LCD	250,280 [a]	7,809,468
LG.Philips LCD, ADR	33,500 [a]	520,925
Lotte Shopping	36,407	14,905,168
POSCO	25,048	7,869,611
POSCO, ADR	119,970	9,460,834
Samsung Electronics	48,811	33,507,013

10

Common Stocks (continued)	Shares	Value ($)

South Korea (continued)
Samsung SDI	62,839	4,482,705
Samsung Securities	57,980	3,300,131
Shinhan Financial Group	270,170	13,153,855
SK	43,142	3,175,073
SK Telecom	6,999	1,626,624
SK Telecom, ADR	721,260	18,702,272
		290,176,069
Taiwan—15.9%
Advanced Semiconductor Engineering	1,910,863 [a]	2,197,005
BenQ	20,209,450 [a]	11,118,164
China Motor	8,274,614	7,570,038
Chinatrust Financial Holding	17,447,456	14,883,319
Chunghwa Telecom, ADR	939,000	17,841,000
Compal Electronics	12,111,484	11,117,635
Compal Electronics, GDR	2,319,957 [b]	10,323,810
Far Eastern Textile	4,122,240	3,484,570
First Financial Holding	21,748,446	16,233,193
Fubon Financial Holding	8,061,000	7,586,384
Nan Ya Printed Circuit Board	123,000	864,859
Nien Hsing Textile	5,891,000	3,459,404
Nien Made Enterprises	3,172,380	2,941,474
Optimax Technology	5,678,181 [a]	4,018,864
Powerchip Semiconductor	4,000,000	2,596,198
Quanta Computer	13,292,877	23,171,635
Radiant Opto-Electronics	1,968,500	3,066,370
Shin Kong Financial Holding	386,000	397,274
SinoPac Financial Holdings	31,429,103	16,853,498
Sunplus Technology	5,953,680	6,109,169
Taiwan Cement	4,471,885	4,056,555
Taiwan Mobile	818,429	818,303
United Microelectronics	52,658,433	34,422,063
United Microelectronics, ADR	3,520,432	12,462,329
Wan Hai Lines	499,000	293,031
Yageo	26,549,200 [a]	11,569,888
		229,456,032

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)

Thailand—2.9%
Bangkok Bank	468,100	1,708,346
C.P. Seven Eleven	9,934,500	1,840,491
Charoen Pokphand Foods	40,341,000	5,956,465
Delta Electronics Thai	4,234,000	2,076,010
Kasikornbank	4,903,000	9,766,388
Krung Thai Bank	20,150,800	7,747,069
Siam Commercial Bank	4,341,800	8,467,085
Siam Makro	1,497,000	3,670,038
		41,231,892
Turkey—1.4%
KOC Holding	1,438,880 [a]	4,924,826
Turkcell Iletisim Hizmetleri	1,186,300	5,544,220
Turkiye Is Bankasi, Cl. C	2,442,390	10,155,642
		20,624,688
United States—.2%
Taro Pharmaceutical Industries	330,800 [a]	3,317,924
Total Common Stocks
(cost $1,006,914,866)		1,362,445,473

Preferred Stocks—3.7%

Brazil:
Braskem, Cl. A	912,600	6,657,803
Centrais Eletricas Brasileiras, Cl. B	313,201	6,673,798
Cia de Tecidos do Norte de Minas—Coteminas	85,709	9,113,795
Cia Energetica de Minas Gerais	158,896	7,198,417
Cia Paranaense de Energia, Cl. B	578,197	6,388,771
Klabin	1,221,100	2,935,608
Telecomunicacoes de Sao Paulo	191,823	4,341,958
Telemar Norte Leste, Cl. A	134,300	3,042,395
Telemig Celular Participacoes	3,517,989	6,473,230
Total Preferred Stocks
(cost $33,884,528)		52,825,775

12

Other Investment—.2%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $3,700,000)		3,700,000 [d]	3,700,000

Total Investments (cost $1,044,499,394)		98.5%	1,418,971,248

Cash and Receivables (Net)		1.5%	21,835,286

Net Assets		100.0%	1,440,806,534

ADR—American Depository Receipts
GDR—Global Depository Receipts
[a] Non-income producing security.
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2006, these
	securities amounted to $46,416,587 or 3.2% of net assets.
[c]	The value of this security has been determined in good faith under the direction of the Board of Directors.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Financial	20.0	Consumer Staples	5.6
Information Technology	13.4	Utilities	5.6
Energy	12.6	Health Care	1.9
Consumer Discretionary	11.8	Money Market Investment	.3
Telecommunication Services	11.6	Forward Currency
Materials	9.3	Exchange Contracts	.0
Industrial	6.4		98.5

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2006 (Unaudited)

				Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers				1,040,799,394	1,415,271,248
Affiliated issuers				3,700,000	3,700,000
Cash					802,442
Cash denominated in foreign currencies				18,117,460	18,298,587
Receivable for investment securities sold					7,204,424
Dividends and interest receivable					2,740,003
Receivable for shares of Common Stock subscribed					1,194,874
Unrealized appreciation on forward
currency exchange contracts—Note 4					14,787
Prepaid expenses					51,894
				1,449,278,259

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					1,749,310
Payable for investment securities purchased					3,720,515
Payable for shares of Common Stock redeemed					1,117,841
Unrealized depreciation on forward
currency exchange contracts—Note 4					3,576
Accrued expenses					1,880,483
					8,471,725

Net Assets ($)				1,440,806,534

Composition of Net Assets ($):
Paid-in capital				712,249,253
Accumulated undistributed investment income—net				6,741,455
Accumulated net realized gain (loss) on investments				347,165,033
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				374,650,793

Net Assets ($)				1,440,806,534

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	1,280,215,778	4,172,444	8,298,521	148,036,533	83,258
Shares Outstanding	48,278,997	160,709	318,804	5,554,814	3,179

Net Asset Value
Per Share ($)	26.52	25.96	26.03	26.65	26.19

See notes to financial statements.
14

STATEMENT OF OPERATIONS Six Months Ended November 30, 2006 (Unaudited)
Investment Income ($):
Income:
Cash dividends (net of $2,363,209 foreign taxes withheld at source):
Unaffiliated issuers	13,720,244
Affiliated issuers	186,723
Interest	9,886
Total Income	13,916,853
Expenses:
Management fee—Note 3(a)	8,342,389
Shareholder servicing costs—Note 3(c)	2,207,007
Custodian fees	1,309,596
Prospectus and shareholders’ reports	136,339
Directors’ fees and expenses—Note 3(d)	72,279
Distribution fees—Note 3(b)	43,796
Professional fees	39,268
Registration fees	39,061
Loan commitment fees—Note 2	4,690
Miscellaneous	34,945
Total Expenses	12,229,370
Investment Income—Net	1,687,483

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments
and foreign currency transactions	125,749,634
Net realized gain (loss) on forward currency exchange contracts	(534,149)
Net Realized Gain (Loss)	125,215,485
Net unrealized appreciation (depreciation) on investments
and foreign currency transactions	57,765,902
Net Realized and Unrealized Gain (Loss) on Investments	182,981,387
Net Increase in Net Assets Resulting from Operations	184,668,870

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	November 30, 2006	Year Ended
	(Unaudited)	May 31, 2006

Operations ($):
Investment income—net	1,687,483	12,947,921
Net realized gain (loss) on investments	125,215,485	306,797,202
Net unrealized appreciation
(depreciation) on investments	57,765,902	69,492,428
Net Increase (Decrease) in Net Assets
Resulting from Operations	184,668,870	389,237,551

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	—	(17,085,237)
Class B shares	—	(24,875)
Class C shares	—	(56,946)
Class R shares	—	(599,406)
Class T shares	—	(656)
Net realized gain on investments:
Class A shares	—	(148,048,021)
Class B shares	—	(484,587)
Class C shares	—	(1,020,019)
Class R shares	—	(4,209,879)
Class T shares	—	(7,746)
Total Dividends	—	(171,537,372)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	99,529,872	302,737,669
Class B shares	29,972	454,468
Class C shares	22,129	937,023
Class R shares	87,635,488	18,733,792
Dividends reinvested:
Class A shares	—	140,092,027
Class B shares	—	456,277
Class C shares	—	864,774
Class R shares	—	4,086,544
Class T shares	—	8,402
Cost of shares redeemed:
Class A shares	(335,688,847)	(371,093,477)
Class B shares	(549,835)	(940,796)
Class C shares	(852,556)	(3,011,819)
Class R shares	(8,178,813)	(5,733,753)
Class T shares	(2,820)	(879)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(158,055,410)	87,590,252
Total Increase (Decrease) in Net Assets	26,613,460	305,290,431

Net Assets ($):
Beginning of Period	1,414,193,074	1,108,902,643
End of Period	1,440,806,534	1,414,193,074
Undistributed investment income—net	6,741,455	5,053,972

16

	Six Months Ended
	November 30, 2006	Year Ended
	(Unaudited)	May 31, 2006

Capital Share Transactions:
Class Aa
Shares sold	4,248,632	13,288,763
Shares issued for dividends reinvested	—	6,473,504
Shares redeemed	(14,615,873)	(16,046,530)
Net Increase (Decrease) in Shares Outstanding	(10,367,241)	3,715,737

Class B [a]
Shares sold	1,230	20,916
Shares issued for dividends reinvested	—	21,309
Shares redeemed	(23,632)	(40,384)
Net Increase (Decrease) in Shares Outstanding	(22,402)	1,841

Class C
Shares sold	951	42,764
Shares issued for dividends reinvested	—	40,429
Shares redeemed	(38,259)	(132,187)
Net Increase (Decrease) in Shares Outstanding	(37,308)	(48,994)

Class R
Shares sold	3,775,140	811,541
Shares issued for dividends reinvested	—	188,407
Shares redeemed	(347,730)	(237,328)
Net Increase (Decrease) in Shares Outstanding	3,427,410	762,620

Class T
Shares issued for dividends reinvested	—	392
Shares redeemed	(115)	—
Net Increase (Decrease) in Shares Outstanding	(115)	392

[a]	During the period ended November 30, 2006, 1,463 Class B shares representing $33,294 were automatically converted to 1,436 Class A shares and during the period ended May 31, 2006, 7,346 Class B shares representing
$167,772 were automatically converted to 7,223 Class A shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended		Year Ended May 31,
	November 30, 2006
Class A Shares	(Unaudited)	2006	2005	2004	2003[a]	2002

Per Share Data ($):
Net asset value,
beginning of period	23.06	19.50	16.77	12.25	13.07	11.65
Investment Operations:
Investment income—net [b]	.03	.21	.23	.16	.10	.25
Net realized and unrealized
gain (loss) on investments 3.43		6.33	4.22	4.47	(.83)	1.33
Total from
Investment Operations	3.46	6.54	4.45	4.63	(.73)	1.58
Distributions:
Dividends from investment
income—net	—	(.31)	(.08)	(.11)	(.10)	(.16)
Dividends from net realized
gain on investments	—	(2.67)	(1.64)	—	—	—
Total Distributions	—	(2.98)	(1.72)	(.11)	(.10)	(.16)
Redemption fee added
to paid-in capital	—	—	—	—	.01	.00[c]
Net asset value,
end of period	26.52	23.06	19.50	16.77	12.25	13.07

Total Return (%)	15.00[d,e]	34.52[d]	26.47[d]	37.65[d]	(5.39)[d]	13.80

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93[e]	1.81	1.85	1.86	1.96	1.82
Ratio of net expenses
to average net assets	.93[e]	1.80	1.85	1.86	1.96	1.82
Ratio of net investment income
to average net assets	.11[e]	.94	1.22	.97	.90	2.18
Portfolio Turnover Rate	22.05[e]	50.00	41.36	47.45	48.52	62.10

Net Assets, end of period
($ x 1,000)	1,280,216	1,352,639	1,070,893	906,065	542,076	529,455

[a]	The fund changed to a five class fund on November 15, 2002.The existing shares were redesignated Class A shares.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

18

	Six Months Ended
	November 30, 2006		Year Ended May 31,

Class B Shares	(Unaudited)	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value,
beginning of period	22.67	19.21	16.61	12.20	10.84
Investment Operations:
Investment income (loss)—net [b]	(.06)	.04	.06	.02	.10
Net realized and unrealized
gain (loss) on investments	3.35	6.23	4.18	4.46	1.36
Total from Investment Operations	3.29	6.27	4.24	4.48	1.46
Distributions:
Dividends from investment
income—net	—	(.14)	—	(.07)	(.10)
Dividends from net realized
gain on investments	—	(2.67)	(1.64)	—	—
Total Distributions	—	(2.81)	(1.64)	(.07)	(.10)
Net asset value, end of period	25.96	22.67	19.21	16.61	12.20

Total Return (%) [c]	14.51[d]	33.53	25.46	36.70	13.56[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31[d]	2.57	2.67	2.63	1.46[d]
Ratio of net expenses
to average net assets	1.31[d]	2.57	2.67	2.63	1.46[d]
Ratio of net investment income
(loss) to average net assets	(.26)[d]	.16	.32	.11	1.06[d]
Portfolio Turnover Rate	22.05[d]	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	4,172	4,151	3,481	3,246	536

[a] From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	November 30, 2006		Year Ended May 31,

Class C Shares	(Unaudited)	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	22.72	19.25	16.63	12.22	10.84
Investment Operations:
Investment income (loss)—net [b]	(.06)	.05	.07	.02	.11
Net realized and unrealized
gain (loss) on investments	3.37	6.24	4.19	4.46	1.37
Total from Investment Operations	3.31	6.29	4.26	4.48	1.48
Distributions:
Dividends from investment
income—net	—	(.15)	—	(.07)	(.10)
Dividends from net realized
gain on investments	—	(2.67)	(1.64)	—	—
Total Distributions	—	(2.82)	(1.64)	(.07)	(.10)
Net asset value, end of period	26.03	22.72	19.25	16.63	12.22

Total Return (%) [c]	14.57[d]	33.58	25.47	36.72	13.75[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.29[d]	2.53	2.61	2.58	1.47[d]
Ratio of net expenses
to average net assets	1.29[d]	2.52	2.61	2.58	1.47[d]
Ratio of net investment income
(loss) to average net assets	(.25)[d]	.20	.39	.11	1.11[d]
Portfolio Turnover Rate	22.05[d]	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	8,299	8,092	7,797	8,947	1,726
[a] From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

20

	Six Months Ended
	November 30, 2006		Year Ended May 31,

Class R Shares	(Unaudited)	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	23.14	19.55	16.80	12.27	10.84
Investment Operations:
Investment income—net [b]	.07	.31	.29	.21	.14
Net realized and unrealized
gain (loss) on investments	3.44	6.33	4.24	4.47	1.40
Total from Investment Operations	3.51	6.64	4.53	4.68	1.54
Distributions:
Dividends from investment
income—net	—	(.38)	(.14)	(.15)	(.11)
Dividends from net realized
gain on investments	—	(2.67)	(1.64)	—	—
Total Distributions	—	(3.05)	(1.78)	(.15)	(.11)
Net asset value, end of period	26.65	23.14	19.55	16.80	12.27

Total Return (%)	15.17[c]	35.00	26.87	38.19	14.32[c]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[c]	1.47	1.49	1.52	.89[c]
Ratio of net expenses
to average net assets	.77[c]	1.46	1.49	1.52	.89[c]
Ratio of net investment income
to average net assets	.29[c]	1.33	1.52	1.26	1.61[c]
Portfolio Turnover Rate	22.05[c]	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	148,037	49,236	26,675	8,036	2,745
[a] From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Not annualized.
See notes to financial statements.

The Fund 21

FINANCIAL HIGHLIGHTS (continued)
	Six Months Ended
	November 30, 2006		Year Ended May 31,

Class T Shares	(Unaudited)	2006	2005	2004	2003[a]

Per Share Data ($):
Net asset value, beginning of period	22.83	19.31	16.63	12.19	10.84
Investment Operations:
Investment income (loss)—net [b]	(.02)	.14	.14	.07	.06
Net realized and unrealized
gain (loss) on investments	3.38	6.28	4.18	4.47	1.39
Total from Investment Operations	3.36	6.42	4.32	4.54	1.45
Distributions:
Dividends from investment income—net	—	(.23)	—	(.10)	(.10)
Dividends from net realized
gain on investments	—	(2.67)	(1.64)	—	—
Total Distributions	—	(2.90)	(1.64)	(.10)	(.10)
Net asset value, end of period	26.19	22.83	19.31	16.63	12.19

Total Return (%) [c]	14.72[d]	34.19	25.84	37.33	13.47[d]

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.13[d]	2.16	2.27	2.24	1.49[d]
Ratio of net expenses
to average net assets	1.13[d]	2.15	2.27	2.24	1.49[d]
Ratio of net investment income
(loss) to average net assets	(.08)[d]	.59	.77	.45	.52[d]
Portfolio Turnover Rate	22.05[d]	50.00	41.36	47.45	48.52

Net Assets, end of period ($ x 1,000)	83	75	56	77	5

[a] From November 15, 2002 (commencement of initial offering) to May 31, 2003.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
[d] Not annualized.
See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers one series, the fund.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Effective June 1, 2006, the fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available, are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to

24

reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value mea-surements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

26

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2006 was as follows: ordinary income $38,088,139 and long-term capital gains $133,449,233.The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2006, the fund did not borrow under the Facility.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended November 30, 2006, the Distributor retained $1,568 from commissions earned on sales of the fund’s Class A shares and $2,823 and $2 from CDSC on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under a Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the annual rates of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. During the period ended November 30, 2006, Class B, Class C and Class T shares were charged $14,907, $28,793 and $96, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2006, Class A, Class B, Class C and Class T shares were charged $1,515,808, $4,969, $9,598 and $96, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing per-

28

sonnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2006, the fund was charged $104,211 pursuant to the transfer agency agreement.

During the period ended November 30, 2006, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $1,445,046, Rule 12b-1 distribution plan fees $7,595, shareholder services plan fees $259,501, chief compliance officer fees $1,704 and transfer agency per account fees $35,464.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the SEC, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended November 30, 2006, amounted to $292,376,278 and $437,148,843, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value

The Fund 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at November 30, 2006:

	Foreign			Unrealized
Forward Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)

Purchase;
Czech Republic Koruna,
expiring 12/1/2006	41,969,031	1,978,271	1,990,657	12,386
Sales:		Proceeds ($)
South African Rand,
expiring 12/1/2006	3,621,050	508,396	505,995	2,401
South African Rand,
expiring 12/4/2006	636,225	88,703	88,904	(201)
Thai Bhat,
expiring 12/1/2006	23,632,996	655,017	658,392	(3,375)
Total				11,211

At November 30, 2006, accumulated net unrealized appreciation on investments was $374,471,854, consisting of $405,317,791 gross unrealized appreciation and $30,845,937 gross unrealized depreciation.

30

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on June 29, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For		Authority Withheld

To elect additional Board Members:
Peggy C. Davis †	35,417,543		343,034
Joseph S. DiMartino †	35,429,927		330,650
David P. Feldman †	35,427,395		333,181
Ehud Houminer †	35,440,722		319,854
Gloria Messinger †	35,409,028		351,548
Anne Wexler†	35,394,992		365,584

† Each will serve as an independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.

In addition James F. Henry, Dr. Paul A. Marks and Dr. Martin Peretz continue as Board members of the fund.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on June 7 and 8, 2006, the Board considered the re-approval for an annual period (through July 31, 2007) of the Management Agreement with Dreyfus for the fund, pursuant to which Dreyfus provides the fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail, front-end load emerging markets funds (the “Performance

32

Group”) and to a larger universe of funds, consisting of all emerging markets funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance for its Class A shares was below the Performance Group and Performance Universe medians for each of the comparison periods ended April 30, 2006 except the five-year period. The Board noted the fund’s attractive absolute return in all periods, with the fund’s performance ranging from approximately 24% to 54% for the various periods.The Dreyfus representatives also presented the Board with a comparison of the fund’s calendar year total returns to the returns of its benchmark index and noted that, because of the portfolio manager’s investment approach, the fund’s relative performance has historically tended to be better in down markets than in up markets.

The Board members also discussed the fund’s management fee and expense ratio for its Class A shares and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians, and that the expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by other mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies and included within the fund’s Lipper category, of which there was one (the “Similar Fund”), and by other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”). Dreyfus’ representatives explained the nature of the Similar Accounts and the differences, from Dreyfus’

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

perspective, in providing services to such Similar Accounts as compared to managing and providing services to the fund.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Fund and Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fee. The Board acknowledged that the difference in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any

34

economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement for the fund. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance, particularly on an absolute basis and in light of the portfolio manager’s investment approach as discussed above.

• The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Emerging Markets Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2006, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.
By:	/s/ J. David Officer
J. David Officer
President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	January 29, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	January 29, 2007

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)